--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

April 21, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2004. The net asset values per share at that date were $16.05, $15.59, and $15.59 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $16.28. In addition, a distribution of $0.19 per share was declared for shareholders of record on March 18, 2004 and paid on March 19, 2004 to all four classes of shares.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 11.5% for Class A shares. Class B and C shares both returned 11.3% for the quarter. Class I shares returned 11.6%. This compares to the NAREIT Equity REIT Index's(a) total return of 12.0%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    The overall equity market was generally choppy during the first quarter, as the broad market averages showed little change. In contrast, REITs performed well, driven by continued investor appreciation for the potential for REITs to continue to provide current income, lower volatility, competitive total returns, portfolio diversification and, most importantly in our opinion, the improving visibility and breadth of U.S. economic growth. Following the quarter-end, however, bond and stock markets, particularly REITs, had a decidedly negative response to the strong March jobs report. As more fully discussed in the 'Investment Outlook' section, we believe that this is a temporary correction driven by valuation concerns of some investors and exacerbated by short-term technical factors. We believe that REIT valuations and growth prospects are more attractive now than at any time over the past several months.

    Approximately two and a half years into an economic recovery, we believe the impact is being felt broadly across the income-producing property markets in many parts of the United States as demand for space is increasing and rents are stabilizing. In our view, the resultant acceleration in REIT cash flow growth rates is what has been driving stock prices since last year. After a modest earnings decline in 2003, our forecast is for earnings growth to accelerate to mid-single digit growth this year and high single digit growth next year.

    The leadership patterns of recent quarters held during the first quarter. The regional mall group, continuing to enjoy the best fundamentals of any property type in our opinion, was the best performing sector with a 22.7% total return. Health care, a more interest rate sensitive sector, benefited from a further decline in interest rates and delivered 16.6%. Shopping centers' continued earnings consistency helped drive them to a 15.5% total return. Apartments, hotels and office lagged with 4.3%, 6.8% and 9.0% total returns, respectively.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    The portfolio benefited from its overweight position in the health care sector and its underweight in the hotel sector. Our stock selection within the apartment and office sectors also added significantly to performance, although our overweight positions in these sectors detracted from it. We expect these more cyclical property types to outperform with continued economic growth. Our allocation to REIT preferred securities detracted from relative performance, as did our underweight positions in the regional mall and shopping center sectors. Ventas Inc., continuing where it left off from last year, was the most significant contributor to the fund's performance, with a total return of 26.5% during the quarter. Other standouts included Simon Property Group, Newcastle Investment Corp, Glimcher Realty Trust, Macerich Company, Mills Corp. and Developers Diversified Realty, all of which provided total returns in excess of 20%. Laggards during the quarter were Equity Office Properties, Camden Property Trust and Ramco-Gershenson Property Trust, each of which had a total return of less than 3%. The only stock generating a negative total return was Apartment Investment and Management Company (AIMCO), which declined 8.2% during the quarter. We had begun reducing our position in AIMCO during the quarter, and subsequent to quarter end, completely eliminated our holdings.

    Taking a more thematic approach toward examining the determinants of performance within the REIT sector during the first quarter, we have observed that cash flow growth has been the dominant driver. We found a meaningful correlation between current cash flow growth rate and first quarter stock price performance. In our view, those companies that are facing positive property fundamentals and those that have the ability to deploy capital at attractive yields (whether through acquisitions or redevelopment of existing real estate, or through ground-up development) also tend to have an attractive cost of both equity and debt capital. This has enabled many of these companies to expand their portfolios even more profitably. This activity, of course, often has the potential to result in a very positive effect on growth in both net asset value and earnings.

    Not surprisingly, the stock prices of many of the aggressive acquirers of property have appreciated the most during the first quarter. Skeptics may observe that property prices look expensive by historical standards. However, we expect the economic recovery to continue and therefore do not believe that there will be a better buying opportunity a year from now if our forecast for stronger job growth, increased occupancies, and higher rents is realized.

    Developers Diversified Realty, for example, recently announced a transaction that is emblematic of this trend. Disciplined, value-added acquisitions, balance sheet expansion (i.e. through issuance of common shares, reversing the stock buyback trend that began in 2000), and assets flowing from private to public hands are all resulting in a beneficial impact on earnings growth and, therefore, share price. Developers Diversified announced that it will acquire $2.3 billion worth of shopping centers from a private real estate development company. According to the company's press release announcing the transaction, the acquisition is expected to add meaningfully to earnings and will enable the company to increase its dividend significantly. As a result of activity like this, Developers Diversified stock has delivered an extraordinary total return of 79.1%, compared to the NAREIT Equity REIT Index's 52.6% over the last 12 months.

--------------------------------------------------------------------------------
                                       2



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    The converse of this has been true for companies on the opposite side of this trend. Companies that have viewed the current pricing of real estate assets as expensive or even somewhat irrational have opted to be net sellers of assets -- de-leveraging and waiting for a better buying opportunity. The practitioners of this strategy have thus far been rewarded with anemic stock price appreciation. The market's judgment appears to be that these companies have foregone an opportunity to boost earnings and create value.

INVESTMENT OUTLOOK

    As discussed, a very strong March increase in U.S. nonfarm payrolls was announced on April 2, 2004, well in excess of consensus expectations (308,000 new jobs created versus an expectation of 120,000). The bond and stock markets reacted negatively to the news, as did REITs, due to concerns that the Federal Reserve would raise interest rates. REIT stock prices declined in the week following the release of the jobs report as investors took profits from a group of stocks that had appreciated without interruption for the past 14 months. While REITs have demonstrated little correlation with interest rates over longer periods of time, it appears that in the short-term, the extreme bond market activity has negatively impacted REITs. The more defensive sectors such as shopping centers and health care underperformed, while the more cyclical sectors such as office and apartments declined less.

    We believe that this has been a temporary correction in the REIT market driven by valuation concerns by some investors as well as by short-term technical factors. Ironically, if strong job growth continues in the coming months, as we expect, real estate fundamentals should respond very favorably, especially in the apartment and office sectors where job growth is the single greatest determinant of demand for space.

    We continue to maintain a positive outlook for the U.S. economy. At this time, in our opinion, all the pre-conditions for strong job growth are in place. Corporate profits have staged a dramatic recovery and are at an all-time high as a percentage of GDP. Therefore, it is increasingly profitable for firms to hire the next incremental worker. The recently reported declines in weekly initial jobless claims to three-year lows and the spike in the monthly change in nonfarm payrolls to the highest levels in four years have finally begun to demonstrate that this is occurring.

    Though not widely understood, we believe that job growth has actually been occurring for some time. Many of the companies that we invest in are on the front lines of the consumer and corporate economy. A number of the office and apartment companies that we speak with have observed improved leasing activity for their portfolios that would contradict the virtually nonexistent rate of job growth implied by the official government statistics until recently. Thus, we believe that a normal cyclical economic recovery is in the process of unfolding. We have positioned the portfolio to take advantage of this potential recovery. For example, we recently moved to a modest overweight in the apartment sector while decreasing our weight in the more defensive-oriented health care sector. We continue to maintain our overweight in the office sector, and are encouraged by recent statistics that show that the national office vacancy rate declined for the first time in several years and that rental rates have started to firm.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

    In addition, we believe the supply/demand dynamic in most real estate markets is turning more positive. Many real estate companies are adding value, in our view, by making real estate investments in a profitable and disciplined fashion. As a result of the historically low interest rate environment of the last few years, many REITs were able to improve their balance sheets in a way that gives these companies better potential for an attractive spread between property yields and their blended cost of capital. As a result, our forecast is that cash flow growth rates for REITs should begin to accelerate in 2004 after declining in 2003.

    With earnings visibility improving, our forecast is for a resumption of meaningful dividend increases in the next year or two. This is an important factor to consider when assessing how REITs react to rising interest rates. Unlike fixed income securities, REITs have the potential to increase their dividends as the economy expands and companies see their earnings increase, which can help to offset rising rates. During the last economic expansion, for example (the period from 1992 through 2001), REITs increased their dividends on average by about 7% per year.

    With the recent pullback, REITs are now back to trading closely in line with their underlying net asset values. As a result, we believe REIT valuations are now more attractive than at any time over the past several months. Thus, while market activity could continue to be choppy over the near term, we believe that REIT fundamentals generally are poised to continue to improve, which should be positive for dividends and share prices over the intermediate and longer term.

Sincerely,

           /s/ Martin Cohen     /s/ Robert H. Steers
               MARTIN COHEN         ROBERT H. STEERS
               President            Chairman

                          /s/ Greg E. Brooks
                              GREG E. BROOKS
                              Portfolio Manager

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                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

    Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                                       5

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2004 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE          YIELD(a)
                                                  -----------   --------------   ------------
EQUITIES                                97.25%(b)
  COMMON STOCK                          89.85%
    DIVERSIFIED                          9.09%
         Colonial Properties Trust.............       552,400   $   22,537,920       6.57%
         Crescent Real Estate Equities Co. ....       749,000       13,459,530       8.35
         iStar Financial.......................       808,200       34,186,860       6.60
         Lexington Corporate Properties
            Trust..............................       324,400        7,068,676       6.42
         Vornado Realty Trust..................     1,054,100       63,751,968       4.70
                                                                --------------
                                                                   141,004,954
                                                                --------------
    HEALTH CARE                          8.34%
         Health Care Property Investors........     1,978,200       55,983,060       5.90
         Health Care REIT......................       616,900       25,046,140       5.91
         Nationwide Health Properties..........       665,700       14,825,139       6.65
         Ventas................................     1,222,000       33,580,560       4.73
                                                                --------------
                                                                   129,434,899
                                                                --------------
    HOTEL                                2.23%
         Equity Inns...........................     1,343,000       12,355,600       5.65
         Hospitality Properties Trust..........       480,600       22,299,840       6.21
                                                                --------------
                                                                    34,655,440
                                                                --------------
    INDUSTRIAL                           3.11%
         First Industrial Realty Trust.........       764,300       30,189,850       6.94
         Keystone Property Trust...............       745,300       18,118,243       5.43
                                                                --------------
                                                                    48,308,093
                                                                --------------
    MORTGAGE                             2.28%
         Capital Lease Funding.................       174,500        2,237,090         --
         Newcastle Investment Corp. ...........       981,973       33,092,490       7.12
                                                                --------------
                                                                    35,329,580
                                                                --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value at March 31, 2004.
(b) Percentages indicated are based on net assets of the fund.

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                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
    OFFICE                              22.72%
         Arden Realty..........................     1,722,400   $   55,685,192       6.25%
         Boston Properties.....................       785,300       42,649,643       4.64
         Brandywine Realty Trust...............     1,524,000       46,558,200       5.76
         CarrAmerica Realty Corp. .............     1,188,800       40,300,320       5.90
         Equity Office Properties Trust........     1,652,800       47,749,392       6.92
         Highwoods Properties..................       250,100        6,555,121       6.49
         HRPT Properties Trust.................       999,200       11,290,960       7.08
         Koger Equity..........................       308,500        7,240,495       5.97
         Mack-Cali Realty Corp. ...............       817,600       36,718,416       5.61
         Maguire Properties....................       685,300       17,543,680       6.25
         Prentiss Properties Trust.............     1,096,300       40,453,470       6.07
                                                                --------------
                                                                   352,744,889
                                                                --------------
    OFFICE/INDUSTRIAL                    7.22%
         Kilroy Realty Corp. ..................       545,600       19,368,800       5.58
         Liberty Property Trust................       803,600       36,162,000       5.38
         Mission West Properties...............       465,500        6,167,875       7.25
         Reckson Associates Realty Corp. ......     1,793,200       50,460,648       6.04
                                                                --------------
                                                                   112,159,323
                                                                --------------
    RESIDENTIAL                         17.11%
       APARTMENT                        16.47%
         AMLI Residential Properties Trust.....     1,041,300       29,416,725       6.80
         Apartment Investment & Management
            Co. ...............................       334,400       10,396,496       7.72
         Archstone-Smith Trust.................     1,504,800       44,406,648       5.83
         AvalonBay Communities.................       763,000       40,881,540       5.23
         Camden Property Trust.................       417,700       18,775,615       5.65
         Equity Residential....................       528,700       15,781,695       5.80
         Gables Residential Trust..............       912,300       33,070,875       6.65
         Home Properties.......................       472,200       19,242,150       6.09
         Mid-America Apartment Communities.....       395,400       14,681,202       6.30
         Post Properties.......................       466,800       13,443,840       6.25
         Town and Country Trust................       571,000       15,531,200       6.32
                                                                --------------
                                                                   255,627,986
                                                                --------------

--------------------------------------------------------------------------------
                                        7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
       MANUFACTURED HOME                 0.64%
         Sun Communities.......................       231,900   $    9,929,958       5.70%
                                                                --------------
         TOTAL RESIDENTIAL.....................                    265,557,944
                                                                --------------
    SELF STORAGE                         0.71%
         Sovran Self Storage...................       263,200       10,993,864       5.77
                                                                --------------
    SHOPPING CENTER                     17.04%
       COMMUNITY CENTER                  6.02%
         Cedar Shopping Centers................       447,900        6,355,701       4.51
         Developers Diversified Realty
            Corp. .............................       686,200       27,722,480       5.05
         Heritage Property Investment Trust....       803,100       24,976,410       6.75
         Kramont Realty Trust..................       809,300       15,295,770       6.88
         New Plan Excel Realty Trust...........       258,000        7,056,300       6.03
         Ramco-Gershenson Properties Trust.....       425,700       12,004,740       5.96
                                                                --------------
                                                                    93,411,401
                                                                --------------
       REGIONAL MALL                    11.02%
         CBL & Associates Properties...........       213,100       13,071,554       4.73
         Glimcher Realty Trust.................       861,000       23,333,100       7.08
         Macerich Co. .........................       725,000       39,077,500       4.53
         Mills Corp. ..........................       649,800       34,627,842       4.47
         Pennsylvania Real Estate Investment
            Trust..............................       273,100       10,284,946       5.74
         Simon Property Group..................       866,300       50,626,572       4.45
                                                                --------------
                                                                   171,021,514
                                                                --------------
         TOTAL SHOPPING CENTER.................                    264,432,915
                                                                --------------
            TOTAL COMMON STOCK (Identified
              cost -- $1,064,436,624)..........                  1,394,621,901
                                                                --------------

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                                       8

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
  PREFERRED STOCK                        7.40%
    DIVERSIFIED                          1.19%
         Colonial Properties Trust, 9.25%,
            Series C...........................         2,300   $       62,905       8.45%
         Colonial Properties Trust, 8.125%,
            Series D...........................       120,400        3,303,776       7.40
         Crescent Real Estate Equities Co.,
            6.75%, Series A
            (Convertible)......................       313,800        7,164,054       7.40
         iStar Financial, 7.80%, Series F......        49,800        1,292,310       7.51
         iStar Financial, 7.65%, Series G......       200,300        5,207,800       7.35
         Newcastle Investment Corp., 9.75%,
            Series B...........................        52,200        1,485,090       8.58
                                                                --------------
                                                                    18,515,935
                                                                --------------
    HEALTH CARE                          1.11%
         Health Care Property Investors, 7.10%,
            Series F...........................        72,700        1,879,295       6.89
         LTC Properties, 8.00%, Series F.......       200,000        5,240,000       7.63
         Nationwide Health Properties, 7.677%,
            Series P...........................        49,800        4,930,200       7.76
         Omega Healthcare Investors, 8.375%,
            Series D...........................       200,000        5,240,000       7.98
                                                                --------------
                                                                    17,289,495
                                                                --------------
    HOTEL                                0.44%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................        48,900        1,171,155       8.14
         FelCor Lodging Trust, 9.00%, Series
            B..................................        28,100          714,302       8.85
         Host Marriott Financial Trust, 6.75%,
            QUIPS(a) (Convertible).............        15,800          810,524       6.59
         Innkeepers USA Trust, 8.00%, Series
            C..................................       159,300        4,062,150       7.84
                                                                --------------
                                                                     6,758,131
                                                                --------------
    INDUSTRIAL                           0.20%
         Keystone Property Trust, 9.125%,
            Series D...........................       114,800        3,162,740       8.28
                                                                --------------
    NET LEASE                            0.24%
         Capital Automotive REIT, 7.50%, Series
            A..................................       119,400        3,080,520       7.29
         Commercial Net Lease Realty, 9.00%,
            Series A...........................        24,400          673,440       8.15
                                                                --------------
                                                                     3,753,960
                                                                --------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
    OFFICE                               1.32%
         Alexandria Real Estate Equities,
            9.10%, Series B....................        29,000   $      801,850       8.25%
         HRPT Properties Trust, 8.75%, Series
            B..................................       159,300        4,500,225       7.75
         Highwoods Properties, 8.625%, Series
            A..................................         7,400        7,887,938       8.09
         Maguire Properties, 7.625%, Series
            A..................................       119,400        3,079,326       7.41
         SL Green Realty Corp, 7.625%, Series
            C..................................       159,300        4,165,695       7.30
                                                                --------------
                                                                    20,435,034
                                                                --------------
    OFFICE/INDUSTRIAL                    0.15%
         Kilroy Realty, 7.80%, Series E........        19,314          521,478       7.22
         PS Business Parks, 8.75%, Series F....        66,000        1,795,860       8.05
                                                                --------------
                                                                     2,317,338
                                                                --------------
    RESIDENTIAL                          1.05%
       APARTMENT                         0.71%
         Apartment Investment & Management Co.,
            9.375%, Series G...................        73,000        1,996,550       8.56
         Apartment Investment & Management Co.,
            10.10%, Series Q...................        52,800        1,417,152       9.43
         Apartment Investment & Management Co.,
            10.00%, Series R...................       116,100        3,111,480       9.33
         Mid-America Apartment Communities,
            8.30%, Series H....................       171,800        4,518,340       7.91
                                                                --------------
                                                                    11,043,522
                                                                --------------
       MANUFACTURED HOME                 0.34%
         Affordable Residential Communities,
            8.25%, Series A....................       200,000        5,250,000       7.85
                                                                --------------
         TOTAL RESIDENTIAL.....................                     16,293,522
                                                                --------------
    SHOPPING CENTER                      1.70%
       COMMUNITY CENTER                  0.45%
         Developers Diversified Realty Corp.,
            8.60%, Series F....................        67,700        1,844,825       7.89
         Kramont Realty Trust, 8.25%, Series
            E..................................       123,000        3,359,130       7.54
         Ramco-Gershenson Property Trust,
            9.50%, Series B....................        25,000          712,500       8.35
         Urstadt Biddle Properties, 8.50%,
            Series C...........................        10,000        1,115,000       7.62
                                                                --------------
                                                                     7,031,455
                                                                --------------

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                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

                                                    NUMBER                         DIVIDEND
                                                   OF SHARES        VALUE           YIELD
                                                  -----------   --------------   ------------
      REGIONAL MALL                      1.25%
         CBL & Associates Properties, 8.75%,
            Series B...........................        48,800   $    2,652,280       8.06%
         CBL & Associates Properties, 7.75%,
            Series C...........................        59,700        1,591,005       7.28
         Glimcher Realty Trust, 8.75%, Series
            F..................................        63,100        1,683,508       8.21
         Glimcher Realty Trust, 8.125%, Series
            G..................................       140,000        3,626,000       7.84
         Mills Corp., 9.00%, Series B..........       147,000        4,092,480       8.08
         Mills Corp., 9.00%, Series C..........        43,800        1,215,450       8.11
         Mills Corp., 8.75%, Series E..........        68,700        1,882,380       7.99
         Pennsylvania Real Estate Investment
            Trust, 11.00%,
            Series A...........................         9,800          597,800       9.02
         Taubman Centers, 8.30%, Series A......        76,300        1,924,286       8.25
                                                                --------------
                                                                    19,265,189
                                                                --------------
         TOTAL SHOPPING CENTER.................                     26,296,644
                                                                --------------
            TOTAL PREFERRED STOCK (Identified
              cost -- $104,135,495)............                    114,822,799
                                                                --------------
            TOTAL EQUITIES (Identified
              cost -- $1,168,572,119)..........                  1,509,444,700
                                                                --------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
CORPORATE BOND                           0.29%
       Host Marriott, LP, 9.50%, due
         01/15/07 (Identified
         cost -- $3,936,610)...........            $ 3,980,000       4,477,500
                                                                --------------
COMMERCIAL PAPER                         1.10%
       UBS Financial, 0.87%, due
         04/01/2004 (Identified
         cost -- $17,179,000)..........             17,179,000      17,179,000
                                                                ---------------
TOTAL INVESTMENTS (Identified
  cost -- $1,189,687,729) .............. 98.64%                  1,531,101,200

OTHER ASSETS IN EXCESS OF LIABILITIES ... 1.36%                     21,077,812
                                                                ---------------
NET ASSETS ............................ 100.00%                 $1,552,179,012
                                        ------                  ---------------
                                        ------                  ---------------

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                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2004 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $495,350,349
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    30,866,933
                                                              ------------
    Net asset value and redemption price per share(a).......  $      16.05
                                                              ------------
                                                              ------------
    Maximum offering price per share ($16.05[div]0.955)(b)..  $      16.81
                                                              ------------
                                                              ------------

CLASS B SHARES:
    NET ASSETS..............................................  $281,424,487
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    18,055,580
                                                              ------------
    Net asset value and offering price per share(a).........  $      15.59
                                                              ------------
                                                              ------------

CLASS C SHARES:
    NET ASSETS..............................................  $649,546,279
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    41,675,802
                                                              ------------
    Net asset value and offering price per share(a).........  $      15.59
                                                              ------------
                                                              ------------

CLASS I SHARES:
    NET ASSETS..............................................  $125,857,897
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     7,733,158
                                                              ------------
    Net asset value, offering and redemption value per
       share................................................  $      16.28
                                                              ------------
                                                              ------------

-------------------

(a) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.
(b) On investments of $100,000 or more, the offering price is reduced.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS EQUITY INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS (c)
                           MARCH 31, 2004 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                       NET ASSETS                                         PER SHARE
                                ---------------------------------------------------------   -------------------------------------
                                  CLASS A        CLASS B        CLASS C        CLASS I      CLASS A   CLASS B   CLASS C   CLASS I
                                ------------   ------------   ------------   ------------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period:
  12/31/03....................  $397,053,673   $251,284,498   $534,729,709   $115,643,509   $14.57    $14.18    $14.18    $14.76
                                ------------   ------------   ------------   ------------   ------    ------    ------    ------
  Net investment income.......     3,237,034      1,617,281      3,648,655        918,195     0.11      0.09      0.09      0.12
  Net realized and unrealized
    gain on investments.......    45,333,806     27,014,891     60,258,507     12,072,229     1.56      1.51      1.51      1.59
  Distributions from net
    investment income.........    (5,724,233)    (3,399,111)    (7,781,769)    (1,437,616)   (0.19)    (0.19)    (0.19)    (0.19)
                                                                                            ------    ------    ------    ------
  Capital stock transactions:
    Sold......................    83,118,783     13,460,193     80,310,298     16,102,266
    Distributions
      reinvested..............     3,542,870        867,214      2,152,038      1,172,802
    Redeemed..................   (31,211,584)    (9,420,479)   (23,771,159)   (18,613,488)
                                ------------   ------------   ------------   ------------
Net increase in net asset
  value.......................    98,296,676     30,139,989    114,816,570     10,214,388     1.48      1.41      1.41      1.52
                                ------------   ------------   ------------   ------------   ------    ------    ------    ------
End of period: 3/31/2004......  $495,350,349   $281,424,487   $649,546,279   $125,857,897   $16.05    $15.59    $15.59    $16.28
                                ------------   ------------   ------------   ------------   ------    ------    ------    ------
                                ------------   ------------   ------------   ------------   ------    ------    ------    ------

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED MARCH 31, 2004) (UNAUDITED)

         ONE YEAR                     FIVE YEARS             SINCE INCEPTION (9/2/97)
---------------------------   ---------------------------   ---------------------------
 INCLUDING      EXCLUDING      INCLUDING      EXCLUDING      INCLUDING      EXCLUDING
SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
------------   ------------   ------------   ------------   ------------   ------------
  43.33%          50.08%         17.46%         18.55%         11.76%         12.55%

Returns on the fund's other share classes will vary because of differing expense ratios and sales charges.

The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund as of the most recent month-end can be obtained by calling 1-800-330-7348 or visiting our Web site at cohenandsteers.com.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

-------------------

(c) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                        COHEN & STEERS
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                          ALSO AVAILABLE: COHEN & STEERS INSTITUTIONAL
                                                          REALTY SHARES (CSRIX) REQUIRES A HIGHER
                                                          MINIMUM PURCHASE, BUT OFFERS A LOWER TOTAL
                                                          EXPENSE RATIO

                  FOR TOTAL RETURN:                                  FOR CAPITAL APPRECIATION

                   COHEN & STEERS                                         COHEN & STEERS
                    UTILITY FUND                                       SPECIAL EQUITY FUND

      IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL           IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL
      RETURN THROUGH BOTH CURRENT INCOME AND              APPRECIATION, INVESTING IN A LIMITED NUMBER
      CAPITAL APPRECIATION, INVESTING PRIMARILY IN        OF REITS AND OTHER REAL ESTATE COMPANIES
      UTILITIES                                           CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
      SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 SYMBOL: CSSPX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                      1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
   INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUND MAY BE OBTAINED BY
      FOLLOWING THE INSTRUCTIONS ABOVE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISOR
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Gregory C. Clark                         SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT
George Grossman                          Boston Financial Data Services, Inc.
Director                                 66 Brooks Drive
                                         Braintree, MA 02184
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett LLP
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Greg E. Brooks
Vice president                           DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
Adam Derechin                            757 Third Avenue
Vice president and assistant treasurer   New York, NY 10017

Lawrence B. Stoller                      Nasdaq Symbol: Class A - CSEIX
Assistant secretary                                     Class B - CSBIX
                                                        Class C - CSCIX
                                                        Class I - CSDIX

                                         Web site: cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Equity Income Fund, Inc. unless
                                         accompanied or preceded by the delivery
                                         of a currently effective prospectus
                                         setting forth details of the fund. Past
                                         performance is of course no guarantee
                                         of future results and your investment may
                                         be worth more or less at the time you sell.

------------------------------------------------------------------------------------

                                       15


                          STATEMENT OF DIFFERENCES

The division sign shall be expressed as.................................  [div]

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                               COHEN & STEERS
                            EQUITY INCOME FUND

                         --------------------------

                              QUARTERLY REPORT
                               MARCH 31, 2004